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                                           AMERICAN CENTURY MUTUAL FUNDS, INC.
                                               ARTICLES SUPPLEMENTARY

         AMERICAN  CENTURY  MUTUAL FUNDS,  INC., a Maryland  corporation  whose  principal  Maryland  office is located in
Baltimore,  Maryland  (the  "Corporation"),  hereby  certifies  to the State  Department  of  Assessments  and Taxation of
Maryland that:

         FIRST:  The Corporation is registered as an open-end company under the Investment Company Act of 1940.

         SECOND:  Pursuant to authority  expressly  vested in the Board of Directors by Article FIFTH and Article  SEVENTH
of the Articles of Incorporation  of the Corporation,  the Board of Directors of the Corporation has (i) established a new series of shares titled  Fundamental  Equity Fund and  (ii) increased in some cases and decreased in some cases the number of shares of capital  stock of certain  series that the  Corporation  has  authority to issue in  accordance  with Section
2-105(c) of the Maryland General Corporation Law (the "Reallocation").

         THIRD:  Immediately  prior to the  Reallocation  the  Corporation  had the authority to issue Eleven  Billion One
Hundred Million  (11,100,000,000)  shares of capital stock. Following the Reallocation,  the Corporation has the authority to issue Eleven Billion One Hundred Million (11,100,000,000) shares of capital stock.

         FOURTH:  The par value of shares of the  Corporation's  capital stock before the Reallocation  was, and after the
Reallocation is, One Cent ($0.01) per share.

         FIFTH:  Immediately  prior to the  Reallocation,  the  aggregate  par  value  of all  shares  of  stock  that the
Corporation  was  authorized to issue was One Hundred Eleven Million  Dollars  ($111,000,000).  After giving effect to the
Reallocation,  the aggregate par value of all shares of stock that the  Corporation  is authorized to issue is One Hundred
Eleven Million Dollars ($111,000,000).

         SIXTH:  Immediately prior to the  establishment of the new series and the Reallocation,  the thirteen (13) Series of stock of the Corporation and the number of shares and aggregate par value of each was as follows:

SERIES                                                                     NO. OF SHARES          AGGREGATE PAR VALUE
------                                                                     -------------          -------------------
Growth Fund                                                                1,260,000,000                  $12,600,000
Select Fund                                                                  600,000,000                    6,000,000
Ultra Fund                                                                 4,150,000,000                   41,500,000
Vista Fund                                                                 1,190,000,000                   11,900,000
Heritage Fund                                                                640,000,000                    6,400,000
Giftrust Fund                                                                200,000,000                    2,000,000
Balanced Fund                                                                215,000,000                    2,150,000
New Opportunities Fund                                                       300,000,000                    3,000,000
Capital Value Fund                                                           215,000,000                    2,150,000
Veedot Fund                                                                  300,000,000                    3,000,000
Veedot Large-Cap Fund                                                        300,000,000                    3,000,000
New Opportunities II Fund                                                    400,000,000                    4,000,000
Capital Growth Fund                                                          300,000,000                    3,000,000

The par value of each share of stock in each Series is One Cent ($0.01) per share.

         SEVENTH:  Immediately  prior to the  establishment of the new series and the  Reallocation,  the number of shares and aggregate par value of each allocated among the Classes of shares is as follows:


                                                                                                   Aggregate
SERIES NAME                                           CLASS NAME              NO. OF SHARES         PAR VALUE
-----------                                           ----------              -------------         ---------
Growth Fund                                           Investor                  800,000,000        $8,000,000
                                                      Institutional             100,000,000         1,000,000
                                                      Service                             0                 0
                                                      Advisor                   210,000,000         2,100,000
                                                      R                          50,000,000           500,000
                                                      C                         100,000,000         1,000,000

Select Fund                                           Investor                  360,000,000         3,600,000
                                                      Institutional              40,000,000           400,000
                                                      Service                             0                 0
                                                      Advisor                   100,000,000         1,000,000
                                                      A                          25,000,000           250,000
                                                      B                          25,000,000           250,000
                                                      C                          25,000,000           250,000
                                                      C II                       25,000,000           250,000

Ultra Fund                                            Investor                3,500,000,000        35,000,000
                                                      Institutional             200,000,000         2,000,000
                                                      Service                             0                 0
                                                      Advisor                   300,000,000         3,000,000
                                                      R                          50,000,000           500,000
                                                      C                         100,000,000         1,000,000

Vista Fund                                            Investor                  800,000,000         8,000,000
                                                      Institutional              80,000,000           800,000
                                                      Service                             0                 0
                                                      Advisor                   210,000,000         2,100,000
                                                      C                         100,000,000         1,000,000

Heritage Fund                                         Investor                  400,000,000         4,000,000
                                                      Institutional              40,000,000           400,000
                                                      Service                             0                 0
                                                      Advisor                   100,000,000         1,000,000
                                                      C                         100,000,000         1,000,000

Giftrust Fund                                         Investor                  200,000,000         2,000,000




                                                                                                   Aggregate
SERIES NAME                                           CLASS NAME              NO. OF SHARES         PAR VALUE
-----------                                           ----------              -------------         ---------
Balanced Fund                                         Investor                  150,000,000         1,500,000
                                                      Institutional              15,000,000           150,000
                                                      Service                             0                 0
                                                      Advisor                    50,000,000           500,000

New Opportunities Fund                                Investor                300,000,000           3,000,000

Capital Value Fund                                    Investor                150,000,000           1,500,000
                                                      Institutional            15,000,000             150,000
                                                      Advisor                  50,000,000             500,000

Veedot Fund                                           Investor                200,000,000           2,000,000
                                                      Institutional            50,000,000             500,000
                                                      Advisor                  50,000,000             500,000

Veedot Large-Cap Fund                                 Investor                200,000,000           2,000,000
                                                      Institutional            50,000,000             500,000
                                                      Advisor                  50,000,000             500,000

New Opportunities II Fund                             Investor                250,000,000           2,500,000
                                                      Institutional            50,000,000             500,000
                                                      A                        25,000,000             250,000
                                                      B                        25,000,000             250,000
                                                      C                        25,000,000             250,000
                                                      C II                     25,000,000             250,000

Capital Growth Fund                                   A                       100,000,000           1,000,000
                                                      B                       100,000,000           1,000,000
                                                      C                       100,000,000           1,000,000

         EIGHTH:  Pursuant to authority  expressly  vested in the Board of Directors by Article FIFTH and Article  SEVENTH
of the Articles of Incorporation  of the Corporation,  the Board of Directors of the Corporation has allocated Ten Billion
Three  Hundred  Million  (10,300,000,000)  shares of the Eleven  Billion One Hundred  Million  (11,100,000,000)  shares of authorized  capital  stock of the  Corporation.  As a result of the action taken by the Board of Directors  referenced  in
Article SECOND of these Articles  Supplementary,  the fourteen (14) Series of stock of the  Corporation  and the number of shares and aggregate par value of each is as follows:

SERIES                                                                     NO. OF SHARES            AGGREGATE PAR VALUE
------                                                                     -------------            -------------------
Growth Fund                                                                1,290,000,000                    $12,900,000
Select Fund                                                                  600,000,000                      6,000,000
Ultra Fund                                                                 4,150,000,000                     41,500,000
Vista Fund                                                                 1,190,000,000                     11,900,000
Heritage Fund                                                                640,000,000                      6,400,000

SERIES                                                                     NO. OF SHARES            AGGREGATE PAR VALUE
------                                                                     -------------            -------------------
Giftrust Fund                                                                200,000,000                      2,000,000
Balanced Fund                                                                265,000,000                      2,650,000
New Opportunities Fund                                                       300,000,000                      3,000,000
Capital Value Fund                                                           215,000,000                      2,150,000
Veedot Fund                                                                  300,000,000                      3,000,000
Veedot Large-Cap Fund                                                        300,000,000                      3,000,000
New Opportunities II Fund                                                    400,000,000                      4,000,000
Capital Growth Fund                                                          300,000,000                      3,000,000
Fundamental Equity Fund                                                      150,000,000                      1,500,000

         NINTH:  Pursuant to authority  expressly vested in the Board of Directors by Article FIFTH and Article SEVENTH of
the Articles of  Incorporation,  the Board of  Directors of the  Corporation  (a) has duly  established  classes of shares
(each  hereinafter  referred to as a "Class") for the Series of the capital stock of the Corporation and (b) has allocated the shares  designated  to the Series in  Article  EIGHTH  above  among the  Classes of shares.  As a result of the action taken by the Board of  Directors,  the Classes of shares of the fourteen (14) Series of stock of the  Corporation  and the number of shares and aggregate par value of each is as follows:


                                                                                                   Aggregate
SERIES NAME                                           CLASS NAME              NO. OF SHARES         PAR VALUE
-----------                                           ----------              -------------         ---------
Growth Fund                                           Investor                  800,000,000        $8,000,000
                                                      Institutional             130,000,000         1,300,000
                                                      Service                             0                 0
                                                      Advisor                   210,000,000         2,100,000
                                                      R                          50,000,000           500,000
                                                      C                         100,000,000         1,000,000

Select Fund                                           Investor                  360,000,000         3,600,000
                                                      Institutional              40,000,000           400,000
                                                      Service                             0                 0
                                                      Advisor                   100,000,000         1,000,000
                                                      A                          25,000,000           250,000
                                                      B                          25,000,000           250,000
                                                      C                          25,000,000           250,000
                                                      C II                       25,000,000           250,000

Ultra Fund                                            Investor                3,500,000,000        35,000,000
                                                      Institutional             200,000,000         2,000,000
                                                      Service                             0                 0
                                                      Advisor                   300,000,000         3,000,000
                                                      R                          50,000,000           500,000
                                                      C                         100,000,000         1,000,000






                                                                                                   Aggregate
SERIES NAME                                           CLASS NAME              NO. OF SHARES         PAR VALUE
-----------                                           ----------              -------------         ---------
Vista Fund                                            Investor                  800,000,000         8,000,000
                                                      Institutional              80,000,000           800,000
                                                      Service                             0                 0
                                                      Advisor                   210,000,000         2,100,000
                                                      C                         100,000,000         1,000,000

Heritage Fund                                         Investor                  400,000,000         4,000,000
                                                      Institutional              40,000,000           400,000
                                                      Service                             0                 0
                                                      Advisor                   100,000,000         1,000,000
                                                      C                         100,000,000         1,000,000

Giftrust Fund                                         Investor                  200,000,000         2,000,000

Balanced Fund                                         Investor                  200,000,000         2,000,000
                                                      Institutional              15,000,000           150,000
                                                      Service                             0                 0
                                                      Advisor                    50,000,000           500,000

New Opportunities Fund                                Investor                300,000,000           3,000,000

Capital Value Fund                                    Investor                150,000,000           1,500,000
                                                      Institutional            15,000,000             150,000
                                                      Advisor                  50,000,000             500,000

Veedot Fund                                           Investor                200,000,000           2,000,000
                                                      Institutional            50,000,000             500,000
                                                      Advisor                  50,000,000             500,000

Veedot Large-Cap Fund                                 Investor                200,000,000           2,000,000
                                                      Institutional            50,000,000             500,000
                                                      Advisor                  50,000,000             500,000

New Opportunities II Fund                             Investor                250,000,000           2,500,000
                                                      Institutional            50,000,000             500,000
                                                      A                        25,000,000             250,000
                                                      B                        25,000,000             250,000
                                                      C                        25,000,000             250,000
                                                      C II                     25,000,000             250,000

Capital Growth Fund                                   A                       100,000,000           1,000,000
                                                      B                       100,000,000           1,000,000
                                                      C                       100,000,000           1,000,000


                                                                                                   Aggregate
SERIES NAME                                           CLASS NAME            NO. OF SHARES           PAR VALUE
-----------                                           ----------            -------------           ---------
Fundamental Equity Fund                               A                        50,000,000             500,000
                                                      B                        50,000,000             500,000
                                                      C                        50,000,000             500,000

         TENTH:  Except as otherwise  provided by the express provisions of these Articles  Supplementary,  nothing herein shall limit,  by inference or  otherwise,  the  discretionary  right of the Board of Directors to  serialize,  classify or reclassify and issue any unissued  shares of any Series or Class or any unissued  shares that have not been allocated to a
Series or Class,  and to fix or alter all terms thereof,  to the full extent provided by the Articles of  Incorporation of the Corporation.

         ELEVENTH:  A description  of the series and classes of shares,  including the  preferences,  conversion and other rights,  voting  powers,  restrictions,  limitations  as to  dividends,  qualifications,  and  terms  and  conditions  for redemption  is set forth in the  Articles  of  Incorporation  of the  Corporation  and is not  changed  by these  Articles
Supplementary, except with respect to the creation and/or designation of the various Series.

         TWELFTH:  The Board of Directors of the  Corporation  duly adopted  resolutions  dividing into Series and Classes the  authorized  capital  stock  of the  Corporation  and  allocating  shares  to  each as set  forth  in  these  Articles
Supplementary.

         IN WITNESS WHEREOF, AMERICAN CENTURY MUTUAL FUNDS, INC. has caused these Articles Supplementary to be signed and acknowledged in its name and on its behalf by its Vice President and attested to by its Assistant Secretary on this 17th day of
November 2004.

ATTEST:                                     AMERICAN CENTURY MUTUAL FUNDS, INC.




Name:  Otis H. Cowan                              Name:   Charles A. Etherington
Title:   Assistant Secretary                              Title:   Vice President


         THE  UNDERSIGNED  Vice  President  of  AMERICAN  CENTURY  MUTUAL  FUNDS,  INC.,  who  executed  on behalf of said
Corporation  the  foregoing  Articles  Supplementary  to the Charter,  of which this  certificate  is made a part,  hereby acknowledges,  in the name of and on behalf of said Corporation,  the foregoing  Articles  Supplementary to the Charter to be the corporate act of said  Corporation,  and further  certifies  that, to the best of his  knowledge,  information  and belief,  the matters and facts set forth  therein with respect to the approval  thereof are true in all material  respects under the penalties of perjury.


Dated:  November 17, 2004
                                                     --------------------------------------------
                                                           Charles A. Etherington, Vice President
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